SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 5, 1996


                              AutoLend Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     33-76200                13-3121813
          --------                     --------                ----------
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)


      The Bradbury Court, 215 Central Avenue, N.W., 3-B
                  Albuquerque, New Mexico                           87102
      -------------------------------------------------           ----------
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (505) 768-1000



                930 Washington Avenue, Miami Beach, Florida 33139
              -------------------------------------------------------
                         Former name or former address,
                          if changed since last report

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Item 4.  Changes in Registrant's Certifying Accountant.

         On November 5, 1996, the Registrant informed the accounting firm of Deloitte & Touche LLP that the Registrant would not retain it to audit the Registrant's financial statements for the fiscal year ending March 31, 1997. Deloitte & Touche LLP had been the Registrant's principal accountants for the purpose of auditing its financial statements since the fiscal year ended March 31, 1995. In its report on the consolidated financial statements of the Registrant dated July 15, 1996, Deloitte & Touche LLP states that the Registrant has suffered recurring losses from operations and a stockholders' capital deficiency that raise substantial doubt about its ability to continue as a going concern. The report of Deloitte & Touche LLP on the consolidated financial statements of the Registrant for the fiscal year ended March 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant has had no disagreements with its former principal accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of the former principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report relating to the audits for the Registrant's two most recent fiscal years or during the period from April 1, 1996 to November 5, 1996.

         The Registrant's decision not to continue to retain Deloitte & Touche LLP was not based on the expectation that any disagreement would arise in connection with the audit of its financial statements for the current fiscal year. The decision not to retain Deloitte & Touche LLP was made by the Registrant's Board of Directors in connection with the change in management of the Registrant and the resulting change in location of its corporate headquarters to Albuquerque, New Mexico where Deloitte & Touche LLP does not maintain an office.

         On November 5, 1996, the Registrant engaged the accounting firm of KPMG Peat Marwick LLP as its principal accountants to audit the Registrant's financial statements for the fiscal year ending March 31, 1997. Prior to the Registrant's engagement of Deloitte & Touche LLP, the Registrant had engaged KPMG Peat Marwick LLP as its principal accountants in connection with the audit of the Registrant's financial statements beginning with the fiscal year ended March 31, 1990 through the fiscal year ended March 31, 1994. In addition, the Registrant consulted KPMG Peat Marwick LLP in connection with the preparation of its unaudited pro forma and other financial information disclosed in the Registrant's Offering Circular dated October 22, 1996 relating to an offer to exchange Common Stock and Preferred Stock for all of the Registrant's outstanding 9.5% Convertible Subordinated Debentures due 1997. Deloitte and Touche LLP was not consulted regarding the preparation of such materials. Other than during its engagement as the Registrant's principal accountants or consultation with respect to the Offering Circular as aforesaid, the Registrant has not engaged or otherwise consulted with KPMG Peat Marwick LLP regarding any matter relating to the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by KPMG Peat Marwick LLP regarding any decision of the Registrant as to any accounting, auditing or financial reporting issue.




Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         The following exhibit is filed as part of this Current Report on Form 8-K:

         16.      Letter re: change in certifying accountant

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  November 18, 1996                    AUTOLEND GROUP, INC.


                                                    /s/ Jeffrey Ovington
                                             By:________________________________
                                                        Jeffrey Ovington,
                                                        Executive Vice President


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                                  EXHIBIT INDEX


Exhibit
Number                     Description of Document                          Page

16                         Letter re: change in certifying accountant


                                      - 4 -

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